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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): January 26, 1999
                                                        ----------------

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                             OMEGA CABINETS, LTD.
                   ----------------------------------------
            (Exact name of Registrant as specified in its charter)

         Delaware                       333-37135               42-1423186
         --------                       ---------               ----------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                          I.D. Number)


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          1205 Peters Drive, Waterloo, Iowa                   50703
          ---------------------------------                   -----
      (Address of Principal Executive Offices)              (Zip Code)

                                (319) 235-5700
                      -----------------------------------
              Registrant's Telephone Number, including area code

                                 Page 1 of 20
                            Exhibit Index on page 5

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Item 5. Other Events

        Pursuant to Supplement No. 1 to the Consent Solicitation Statement, dated January 26, 1999 and attached hereto as Exhibit 99.1, Omega Cabinets, Ltd., a Delaware corporation (the "Company"), has extended the Expiration Date for its consent solicitation relating to the Company's 10-1/2% Senior Subordinated Notes due June 15, 2007 to 5:00 p.m. New York City time on January 27, 1999 and has modified certain terms and provisions of the consent solicitation.

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Item 7. Financial Statements and Exhibits

        Exhibit 99.1 Supplement No. 1 to the Consent Solicitation Statement dated January 26, 1999



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    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OMEGA CABINETS, LTD.

                                       By: /s/ John Horton
                                           -----------------
                                           Name: John Horton

Date: January 26, 1999


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Exhibit Index                                                         Page
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        Exhibit 99.1  Supplement No. 1 to the Consent Solicitation
                      Statement dated January 26, 1999





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